UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2005

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On June 27, 2005 we issued a press release announcing that we have been added to the Russell 3000® Index effective at the close of business June 24, 2005. A copy of that press release is an exhibit to this report.

Item 9.01 Exhibits

     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	TRM Corporation press release dated June 27, 2005 announcing: “TRM Added to Russell 3000® Index”.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: June 28, 2005	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	TRM Corporation press release dated June 27, 2005 announcing: “TRM Added to Russell 3000® Index”.*

* Filed electronically herewith

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